UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2012

___________________

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in charter)

New York	0-6890	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension, Albany, New York 12205

(Address of Principal Executive Offices) (Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item  5.07     Submission of Matters to a Vote of Security Holders

Mechanical Technology, Incorporated held its Annual Meeting of Stockholders on June 14, 2012 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders:

  Elected as directors Kevin G. Lynch and William P. Phelan to hold office until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

  Ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2012; and

  Approved the Mechanical Technology Incorporated 2012 Equity Incentive Plan.

At the Annual Meeting, the stockholders voted as follows:

Matter	Votes For	Votes Against / Withheld	Abstentions	Broker Non-Votes
1. a. Election of Kevin G. Lynch	1,254,049	67,704	N/A	3,372,809
1. b. Election of William P. Phelan	1,254,406	67,347	N/A	3,372,809
2. Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2012	4,526,421	122,512	45,629	N/A
3. Approval of the Mechanical Technology Incorporated 2012 Equity Incentive Plan	1,042,630	267,479	11,644	3,372,809

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED
Date: June 14, 2012	By:	/s/ PENG K. LIM
	Name:	Peng K. Lim
	Title:	Chairman and Chief Executive Officer